                                                                      Exhibit 3

                        INCOPORATED UNDER THE LAWS OF

NO. 2                             TENNESSEE                        1,000 Shares



                           SIRROM INVESTMENTS, INC.

                          COMMON STOCK, No Par Value

THIS CERTIFIES THAT Sirrom Capital Corporation is the owner of One Thousand Shares of the Capital Stock of SIRROM INVESTMENTS, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


                        IN WITNESS WHEREOF, the said Corporation has caused
 [SEAL] this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 16th day of August 1996.

/s/  xxxxxxxxxxxxx                              /s/ Maria Lisa Caldwell
   -----------------                                -------------------
       PRESIDENT                                        SECRETARY


                           SHARES NO PAR VALUE EACH





                              CERTIFICATE NO. 2


                               FOR 1,000 SHARES
                                  ISSUED TO

                          SIRROM CAPITAL CORPORATION

                            DATED AUGUST 16, 1996

                            FROM WHOM TRANSFERRED

                         DATED ________________ 19___

No. Original                       No. Original                   No. of Shares
 Certificate                          Shares                       Transferred



RECEIVED CERTIFICATE NO.

FOR ___________________________ SHARES

THIS _________ DAY OF ______________ 19____

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. Such shares have been acquired for investment and may not be offered for sale, sold, delivered after sale, transferrred, pledged or hypothecated in the absence of an effective Registration Statement covering such shares under the Securities Act or an opinion of counsel satisfactory to the company that such registration is not required.

                                 CERTIFICATE

                                     FOR

                                    1,000

                                    SHARES

                                    OF THE

                                CAPITAL STOCK


                           SIRROM INVESTMENTS, INC.


                                  ISSUED TO


                          SIRROM CAPITAL CORPORATION

                                     DATE

                               AUGUST 16, 1996

        For Value Received, ______ hereby sell, assign and transfer sale

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Stock on the books of the written named Company with full power of substitution in the premises.


        Dated __________________ 19____

                In presence of

           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx              xxxxxxxxxxxxxxxxxxxxxxxx





NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever